UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   September 1, 2006

The Inventure Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5050 N. 40th St., Suite #300, Phoenix, AZ		85018
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (623) 932-6200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events

On September 1, 2006 the Company issued a press release announcing that The Inventure Group, Inc. will appear at the Roth Capital Partners New York Conference on September 6, 2006 in New York.  A copy of the press release including such announcement is attached as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits

(d)         Exhibits

Exhibit 99.1                                                          Press release of The Inventure Group, Inc. dated September 1, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poore Brothers, Inc.

Date:	September 1, 2006	/s/ Eric J. Kufel
Eric J. Kufel
Chief Executive Officer